SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Notes)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation.  Effective July 14, 2014, Freeport-McMoRan Copper & Gold Inc. changed its name to Freeport-McMoRan Inc. (FCX). The consolidated financial statements of FCX include the accounts of those subsidiaries where it directly or indirectly has more than 50 percent of the voting rights and has the right to control significant management decisions. The most significant entities that FCX consolidates include its 90.64 percent-owned subsidiary PT Freeport Indonesia (PT-FI), and the following wholly owned subsidiaries: Freeport Minerals Corporation (FMC, formerly Freeport-McMoRan Corporation), Atlantic Copper, S.L.U. (Atlantic Copper) and FCX Oil & Gas Inc. (FM O&G).

FCX acquired mining assets in North America, South America and Africa when it acquired Phelps Dodge Corporation (now known as FMC) in 2007. FCX acquired oil and gas operations when it acquired Plains Exploration & Production Company (PXP) and McMoRan Exploration Co. (MMR), collectively known as FM O&G, on May 31, 2013, and June 3, 2013, respectively. The results included in these financial statements for the year ended December 31, 2013, include PXP's results beginning June 1, 2013, and MMR's results beginning June 4, 2013 (refer to Note 2 for further discussion). Additionally, on May 9, 2016, FCX entered into a definitive agreement to sell its 70 percent interest in TF Holdings Limited (TFHL). In accordance with accounting guidance, FCX has reflected TFHL, which owns FCX’s Africa mining operations, as discontinued operations for all periods presented in these financial statements (refer to Note 2). This transaction is expected to close in fourth-quarter 2016.

FCX’s unincorporated joint ventures with Rio Tinto plc (Rio Tinto) and Sumitomo Metal Mining Arizona, Inc. (Sumitomo) are reflected using the proportionate consolidation method (refer to Note 3 for further discussion). Investments in unconsolidated companies owned 20 percent or more are recorded using the equity method. Investments in companies owned less than 20 percent, and for which FCX does not exercise significant influence, are carried at cost. All significant intercompany transactions have been eliminated. Dollar amounts in tables are stated in millions, except per share amounts.

Business Segments.  FCX has organized its continuing mining operations into four primary divisions – North America copper mines, South America mining, Indonesia mining and Molybdenum mines, and operating segments that meet certain thresholds are reportable segments. For oil and gas operations, FCX determines its operating segments on a country-by-country basis. FCX's reportable segments include the Morenci, Cerro Verde and Grasberg copper mines, the Rod & Refining operations, the Atlantic Copper Smelting & Refining operation and the United States (U.S.) Oil & Gas operations. Refer to Note 16 for further discussion.

Use of Estimates.  The preparation of FCX’s financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. The more significant areas requiring the use of management estimates include reserve estimation (minerals, and oil and natural gas); timing of transfers of oil and gas properties not subject to amortization into the full cost pool; asset lives for depreciation, depletion and amortization; environmental obligations; asset retirement obligations; estimates of recoverable copper in mill and leach stockpiles; deferred taxes and valuation allowances; reserves for contingencies and litigation; asset impairment, including estimates used to derive future cash flows associated with those assets; determination of fair value of assets acquired, liabilities assumed and redeemable noncontrolling interest, and recognition of goodwill and deferred taxes in connection with business combinations; pension benefits; and valuation of derivative instruments. Actual results could differ from those estimates.

Functional Currency. The functional currency for the majority of FCX's foreign operations is the U.S. dollar. For foreign subsidiaries whose functional currency is the U.S. dollar, monetary assets and liabilities denominated in the local currency are translated at current exchange rates, and non-monetary assets and liabilities, such as inventories, property, plant, equipment and development costs, are translated at historical rates. Gains and losses resulting from translation of such account balances are included in other income (expense), as are gains and losses from foreign currency transactions. Foreign currency losses totaled $90 million in 2015, $2 million in 2014 and $38 million in 2013.

Cash Equivalents.  Highly liquid investments purchased with maturities of three months or less are considered cash equivalents.

Inventories.  Inventories include mill and leach stockpiles, materials and supplies, and product inventories. Beginning in third-quarter 2015, inventories are stated at the lower of weighted-average cost or net realizable value. Prior to third-quarter 2015, inventories were stated at the lower of weighted-average cost or market (refer to "New Accounting Standards" in this note for discussion of the change in accounting principle). Refer to Note 4 for further discussion.

Mill and Leach Stockpiles. Mill and leach stockpiles are work-in-process inventories for FCX's mining operations. Mill and leach stockpiles have been extracted from an ore body and are available for copper recovery. Mill stockpiles contain sulfide ores and recovery of metal is through milling, concentrating, smelting and refining or, alternatively, by concentrate leaching. Leach stockpiles contain oxide ores and certain secondary sulfide ores and recovery of metal is through exposure to acidic solutions that dissolve contained copper and deliver it in solution to extraction processing facilities (i.e., solution extraction and electrowinning (SX/EW)). The recorded cost of mill and leach stockpiles includes mining and haulage costs incurred to deliver ore to stockpiles, depreciation, depletion, amortization and site overhead costs. Material is removed from the stockpiles at a weighted-average cost per pound.

Because it is generally impracticable to determine copper contained in mill and leach stockpiles by physical count, reasonable estimation methods are employed. The quantity of material delivered to mill and leach stockpiles is based on surveyed volumes of mined material and daily production records. Sampling and assaying of blasthole cuttings determine the estimated copper grade of the material delivered to mill and leach stockpiles.

Expected copper recovery rates for mill stockpiles are determined by metallurgical testing. The recoverable copper in mill stockpiles, once entered into the production process, can be produced into copper concentrate almost immediately.

Expected copper recovery rates for leach stockpiles are determined using small-scale laboratory tests, small- to large-scale column testing (which simulates the production process), historical trends and other factors, including mineralogy of the ore and rock type. Total copper recovery in leach stockpiles can vary significantly from a low percentage to more than 90 percent depending on several variables, including processing methodology, processing variables, mineralogy and particle size of the rock. For newly placed material on active stockpiles, as much as 80 percent total copper recovery may occur during the first year, and the remaining copper may be recovered over many years.

Processes and recovery rates for mill and leach stockpiles are monitored regularly, and recovery rate estimates are adjusted periodically as additional information becomes available and as related technology changes. Adjustments to recovery rates will typically result in a future impact to the value of the material removed from the stockpiles at a revised weighted-average cost per pound of recoverable copper.

Product Inventories. Product inventories include raw materials, work-in-process and finished goods. Raw materials are primarily unprocessed concentrate at Atlantic Copper's smelting and refining operations. Work-in-process inventories are primarily copper concentrate at various stages of conversion into anode and cathode at Atlantic Copper's operations. Atlantic Copper’s in-process inventories are valued at the weighted-average cost of the material fed to the smelting and refining process plus in-process conversion costs. Finished goods for mining operations represent salable products (e.g., copper and molybdenum concentrate, copper anode, copper cathode, copper rod, copper wire, molybdenum oxide, and high-purity molybdenum chemicals and other metallurgical products). Finished goods are valued based on the weighted-average cost of source material plus applicable conversion costs relating to associated process facilities. Costs of finished goods and work-in-process (i.e., not raw materials) inventories include labor and benefits, supplies, energy, depreciation, depletion, amortization, site overhead costs and other necessary costs associated with the extraction and processing of ore, including, depending on the process, mining, haulage, milling, concentrating, smelting, leaching, solution extraction, refining, roasting and chemical processing. Corporate general and administrative costs are not included in inventory costs.

Property, Plant, Equipment and Mining Development Costs.  Property, plant, equipment and mining development costs are carried at cost. Mineral exploration costs, as well as drilling and other costs incurred for the purpose of converting mineral resources to proven and probable reserves or identifying new mineral resources at development or production stage properties, are charged to expense as incurred. Development costs are capitalized beginning after proven and probable mineral reserves have been established. Development costs include costs incurred resulting from mine pre-production activities undertaken to gain access to proven and probable reserves, including shafts, adits, drifts, ramps, permanent excavations, infrastructure and removal of overburden. Additionally, interest expense allocable to the cost of developing mining properties and to constructing new facilities is capitalized until assets are ready for their intended use.

Expenditures for replacements and improvements are capitalized. Costs related to periodic scheduled maintenance (i.e., turnarounds) are charged to expense as incurred. Depreciation for mining and milling life-of-mine assets, infrastructure and other common costs is determined using the unit-of-production (UOP) method based on total estimated recoverable proven and probable copper reserves (for primary copper mines) and proven and probable molybdenum reserves (for primary molybdenum mines). Development costs and acquisition costs for proven and probable mineral reserves that relate to a specific ore body are depreciated using the UOP method based on estimated recoverable proven and probable mineral reserves for the ore body benefited. Depreciation, depletion and amortization using the UOP method is recorded upon extraction of the recoverable copper or molybdenum from the ore body, at which time it is allocated to inventory cost and then included as a component of cost of goods sold. Other assets are depreciated on a straight-line basis over estimated useful lives of up to 39 years for buildings and three to 25 years for machinery and equipment, and mobile equipment.

Included in property, plant, equipment and mining development costs is value beyond proven and probable mineral reserves (VBPP), primarily resulting from FCX’s acquisition of FMC in 2007. The concept of VBPP may be interpreted differently by different mining companies. FCX’s VBPP is attributable to (i) mineralized material, which includes measured and indicated amounts, that FCX believes could be brought into production with the establishment or modification of required permits and should market conditions and technical assessments warrant, (ii) inferred mineral resources and (iii) exploration potential.

Carrying amounts assigned to VBPP are not charged to expense until the VBPP becomes associated with additional proven and probable mineral reserves and the reserves are produced or the VBPP is determined to be impaired. Additions to proven and probable mineral reserves for properties with VBPP will carry with them the value assigned to VBPP at the date acquired, less any impairment amounts. Refer to Note 5 for further discussion.

Impairment of Long-Lived Mining Assets.  FCX assesses the carrying values of its long-lived mining assets for impairment when events or changes in circumstances indicate that the related carrying amounts of such assets may not be recoverable. In evaluating long-lived mining assets for recoverability, estimates of pre-tax undiscounted future cash flows of FCX’s individual mines are used. An impairment is considered to exist if total estimated undiscounted future cash flows are less than the carrying amount of the asset. Once it is determined that an impairment exists, an impairment loss is measured as the amount by which the asset carrying value exceeds its fair value. The estimated undiscounted cash flows used to assess recoverability of long-lived assets and to measure the fair value of FCX’s mining operations are derived from current business plans, which are developed using near-term price forecasts reflective of the current price environment and management’s projections for long-term average metal prices. In addition to near- and long-term metal price assumptions, other key assumptions include estimates of commodity-based and other input costs; proven and probable mineral reserves estimates, including the timing and cost to develop and produce the reserves; VBPP estimates; and the use of appropriate discount rates. FCX believes its estimates and models used to determine fair value are similar to what a market participant would use. As quoted market prices are unavailable for FCX’s individual mining operations, fair value is determined through the use of estimated discounted after-tax future cash flows (i.e., Level 3 measurement).

Oil and Gas Properties. FCX follows the full cost method of accounting specified by the U.S. Securities and Exchange Commission's (SEC) rules whereby all costs associated with oil and gas property acquisition, exploration and development activities are capitalized into a cost center on a country-by-country basis. Such costs include internal general and administrative costs, such as payroll and related benefits and costs directly attributable to employees engaged in acquisition, exploration and development activities. General and administrative costs associated with production, operations, marketing and general corporate activities are charged to expense as incurred. Capitalized costs, along with estimated future costs to develop proved reserves and asset retirement costs that are not already included in oil and gas properties, net of related salvage value, are amortized to expense under the UOP method using engineers' estimates of the related, by-country proved oil and natural gas reserves.

The costs of unproved oil and gas properties are excluded from amortization until the properties are evaluated. Costs are transferred into the amortization base on an ongoing basis as the properties are evaluated and proved oil and natural gas reserves are established or if impairment is determined. Unproved oil and gas properties are assessed periodically, at least annually, to determine whether impairment has occurred. FCX assesses unproved oil and gas properties for impairment on an individual basis or as a group if properties are individually insignificant. The assessment considers the following factors, among others: intent to drill, remaining lease term, geological and geophysical evaluations, drilling results and activity, the assignment of proved reserves, the economic viability of development if proved reserves are assigned and other current market conditions. During any period in which these factors indicate an impairment, the cumulative drilling costs incurred to date for such property and all or a portion of the associated leasehold costs are transferred to the full cost pool and are then subject to amortization. Including amounts determined to be impaired, FCX transferred $6.4 billion of costs associated with unevaluated properties to the full cost pool in 2015, $2.5 billion in 2014 and $0.7 billion for the seven-month period from June 1, 2013, through December 31, 2013. The transfer of costs into the amortization base involves a significant amount of judgment and may be subject to changes over time based on drilling plans and results, geological and geophysical evaluations, the assignment of proved oil and natural gas reserves, availability of capital and other factors. Costs not subject to amortization consist primarily of capitalized costs incurred for undeveloped acreage and wells in progress pending determination, together with capitalized interest for these projects. The ultimate evaluation of the properties will occur over a period of several years. Interest costs totaling $58 million in 2015, $88 million in 2014 and $69 million in 2013 were capitalized on oil and gas properties not subject to amortization and in the process of development.

Proceeds from the sale of oil and gas properties are accounted for as reductions to capitalized costs unless the reduction causes a significant change in proved reserves, which absent other factors, is generally described as a 25 percent or greater change, and significantly alters the relationship between capitalized costs and proved reserves attributable to a cost center, in which case a gain or loss is recognized.

Impairment of Oil and Gas Properties. Under the SEC full cost accounting rules, FCX reviews the carrying value of its oil and gas properties in the full cost pool for impairment each quarter on a country-by-country basis. Under these rules, capitalized costs of oil and gas properties (net of accumulated depreciation, depletion, amortization and impairment, and related deferred income taxes) for each cost center may not exceed a “ceiling” equal to:

•	the present value, discounted at 10 percent, of estimated future net cash flows from the related proved oil and natural gas reserves, net of estimated future income taxes; plus

•	the cost of the related unproved properties not being amortized; plus

•	the lower of cost or estimated fair value of the related unproved properties included in the costs being amortized (net of related tax effects).

These rules require that FCX price its future oil and gas production at the twelve-month average of the first-day-of-the-month historical reference prices as adjusted for location and quality differentials. FCX's reference prices are West Texas Intermediate (WTI) for oil and the Henry Hub price for natural gas. Such prices are utilized except where different prices are fixed and determinable from applicable contracts for the remaining term of those contracts. The reserve estimates exclude the effect of any crude oil and natural gas derivatives FCX has in place. The estimated future net cash flows also exclude future cash outflows associated with settling asset retirement obligations included in the net book value of the oil and gas properties. The rules require an impairment if the capitalized costs exceed this “ceiling.”

In 2015 and 2014, net capitalized costs with respect to FCX's proved oil and gas properties exceeded the related ceiling test limitation; therefore, impairment charges of $13.1 billion were recorded in 2015 and $3.7 billion in 2014, primarily because of the lower twelve-month average of the first-day-of-the-month historical reference oil price and additional capitalized costs. The twelve-month average WTI reference oil price was $50.28 per barrel at December 31, 2015, compared with $94.99 per barrel at December 31, 2014.

Goodwill. Goodwill has an indefinite useful life and is not amortized, but rather is tested for impairment at least annually during the fourth quarter, unless events occur or circumstances change between annual tests that would more likely than not reduce the fair value of a related reporting unit below its carrying value. Impairment occurs when the carrying amount of goodwill exceeds its implied fair value. FCX generally uses a discounted cash flow model to determine if the carrying value of a reporting unit, including goodwill, is less than the fair value of the reporting unit. FCX's approach to allocating goodwill includes the identification of the reporting unit it believes has contributed to the excess purchase price and includes consideration of the reporting unit's potential for future growth. Goodwill arose in 2013 with FCX's acquisitions of PXP and MMR, and was allocated to the U.S. oil and gas reporting unit. When a sale of oil and gas properties occurs, goodwill is allocated to that property based on the relationship of the fair value of the property sold to the total reporting unit's fair value. Events affecting crude oil and natural gas prices caused a decrease in the fair value of the U.S. oil and gas reporting unit in 2014, which resulted in the full impairment of goodwill (refer to Note 2 for further discussion).

Deferred Mining Costs.  Stripping costs (i.e., the costs of removing overburden and waste material to access mineral deposits) incurred during the production phase of a mine are considered variable production costs and are included as a component of inventory produced during the period in which stripping costs are incurred. Major development expenditures, including stripping costs to prepare unique and identifiable areas outside the current mining area for future production that are considered to be pre-production mine development, are capitalized and amortized using the UOP method based on estimated recoverable proven and probable reserves for the ore body benefited. However, where a second or subsequent pit or major expansion is considered to be a continuation of existing mining activities, stripping costs are accounted for as a current production cost and a component of the associated inventory.

Environmental Expenditures. Environmental expenditures are charged to expense or capitalized, depending upon their future economic benefits. Accruals for such expenditures are recorded when it is probable that obligations have been incurred and the costs can be reasonably estimated. Environmental obligations attributed to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) or analogous state programs are considered probable when a claim is asserted, or is probable of assertion, and FCX, or any of its subsidiaries, have been associated with the site. Other environmental remediation obligations are considered probable based on specific facts and circumstances. FCX’s estimates of these costs are based on an evaluation of various factors, including currently available facts, existing technology, presently enacted laws and regulations, remediation experience, whether or not FCX is a potentially responsible party (PRP) and the ability of other PRPs to pay their allocated portions. With the exception of those obligations assumed in the acquisition of FMC that were initially recorded at estimated fair values (refer to Note 12 for further discussion), environmental obligations are recorded on an undiscounted basis. Where the available information is sufficient to estimate the amount of the obligation, that estimate has been used. Where the information is only sufficient to establish a range of probable liability and no point within the range is more likely than any other, the lower end of the range has been used. Possible recoveries of some of these costs from other parties are not recognized in the consolidated financial statements until they become probable. Legal costs associated with environmental remediation (such as fees to outside law firms for work relating to determining the extent and type of remedial actions and the allocation of costs among PRPs) are included as part of the estimated obligation.

Environmental obligations assumed in the acquisition of FMC, which were initially recorded at fair value and estimated on a discounted basis, are accreted to full value over time through charges to interest expense. Adjustments arising from changes in amounts and timing of estimated costs and settlements may result in increases and decreases in these obligations and are calculated in the same manner as they were initially estimated. Unless these adjustments qualify for capitalization, changes in environmental obligations are charged to operating income when they occur.

FCX performs a comprehensive review of its environmental obligations annually and also reviews changes in facts and circumstances associated with these obligations at least quarterly.

Asset Retirement Obligations.  FCX records the fair value of estimated asset retirement obligations (AROs) associated with tangible long-lived assets in the period incurred. Retirement obligations associated with long-lived assets are those for which there is a legal obligation to settle under existing or enacted law, statute, written or oral contract or by legal construction. These obligations, which are initially estimated based on discounted cash flow estimates, are accreted to full value over time through charges to cost of sales. In addition, asset retirement costs (ARCs) are capitalized as part of the related asset’s carrying value and are depreciated over the asset’s respective useful life.

For mining operations, reclamation costs for disturbances are recognized as an ARO and as a related ARC (included in property, plant, equipment and mining development costs) in the period of the disturbance and depreciated primarily on a UOP basis. FCX’s AROs for mining operations consist primarily of costs associated with mine reclamation and closure activities. These activities, which are site specific, generally include costs for earthwork, revegetation, water treatment and demolition (refer to Note 12 for further discussion).

For oil and gas properties, the fair value of the legal obligation is recognized as an ARO and as a related ARC (included in oil and gas properties) in the period in which the well is drilled or acquired and is amortized on a UOP basis together with other capitalized costs. Substantially all of FCX’s oil and gas leases require that, upon termination of economic production, the working interest owners plug and abandon non-producing wellbores; remove platforms, tanks, production equipment and flow lines; and restore the wellsite (refer to Note 12 for further discussion).

At least annually, FCX reviews its ARO estimates for changes in the projected timing of certain reclamation and closure/restoration costs, changes in cost estimates and additional AROs incurred during the period.

Revenue Recognition.  FCX sells its products pursuant to sales contracts entered into with its customers. Revenue for all FCX’s products is recognized when title and risk of loss pass to the customer and when collectibility is reasonably assured. The passing of title and risk of loss to the customer are based on terms of the sales contract, generally upon shipment or delivery of product.

Revenues from FCX’s concentrate and cathode sales are recorded based on a provisional sales price or a final sales price calculated in accordance with the terms specified in the relevant sales contract. Revenues from concentrate sales are recorded net of treatment and all refining charges and the impact of derivative contracts. Moreover, because a portion of the metals contained in copper concentrate is unrecoverable as a result of the smelting process, FCX’s revenues from concentrate sales are also recorded net of allowances based on the quantity and value of these unrecoverable metals. These allowances are a negotiated term of FCX’s contracts and vary by customer. Treatment and refining charges represent payments or price adjustments to smelters and refiners that are generally fixed.

Under the long-established structure of sales agreements prevalent in the mining industry, copper contained in concentrate and cathode is generally provisionally priced at the time of shipment. The provisional prices are finalized in a specified future month (generally one to four months from the shipment date) based on quoted monthly average spot copper prices on the London Metal Exchange (LME) or the Commodity Exchange Inc. (COMEX), a division of the New York Mercantile Exchange (NYMEX). FCX receives market prices based on prices in the specified future month, which results in price fluctuations recorded to revenues until the date of settlement. FCX records revenues and invoices customers at the time of shipment based on then-current LME or COMEX prices, which results in an embedded derivative (i.e., a pricing mechanism that is finalized after the time of delivery) that is required to be bifurcated from the host contract. The host contract is the sale of the metals contained in the concentrate or cathode at the then-current LME or COMEX price. FCX applies the normal purchases and normal sales scope exception in accordance with derivatives and hedge accounting guidance to the host contract in its concentrate or cathode sales agreements since these contracts do not allow for net settlement and always result in physical delivery. The embedded derivative does not qualify for hedge accounting and is adjusted to fair value through earnings each period, using the period-end forward prices, until the date of final pricing.

Gold sales are priced according to individual contract terms, generally the average London Bullion Market Association (London) price for a specified month near the month of shipment.

The majority of FCX’s 2015 molybdenum sales were priced based on prices published in Metals Week, Ryan’s Notes or Metal Bulletin, plus conversion premiums for products that undergo additional processing, such as ferromolybdenum and molybdenum chemical products. Most of these sales use the average price of the previous month quoted by the applicable publication. In 2015, FCX’s remaining molybdenum sales generally had pricing that was either based on the current month published prices or a fixed price. FCX engaged in discussions with its molybdenum chemical product customers during the second half of 2015 and established floor index prices or prices that adjust within certain ranges for its chemical products to promote continuation of chemical-grade production.

PT-FI concentrate sales, Tenke Fungurume Mining S.A. (TFM or Tenke, which is 80-percent owned by TFHL) metal sales (included in discontinued operations) and certain Sociedad Minera Cerro Verde S.A.A. (Cerro Verde) metal sales are subject to certain royalties, which are recorded as a reduction to revenues (except for TFM royalties, which are recorded in discontinued operations). TFM and Cerro Verde are subsidiaries of FMC. In addition, PT-FI concentrate sales are also subject to export duties beginning in 2014, which are recorded as a reduction to revenues. Refer to Note 13 for further discussion.

Oil and gas revenue from FCX's interests in producing wells is recognized upon delivery and passage of title, net of any royalty interests or other profit interests in the produced product. Oil sales are primarily under contracts with prices based upon regional benchmarks. Approximately 30 percent of gas sales is priced monthly using industry-recognized, published index pricing, and the remainder is priced daily on the spot market. Gas revenue is recorded using the sales method for gas imbalances. If FCX's sales of production volumes for a well exceed its portion of the estimated remaining recoverable reserves of the well, a liability is recorded. No receivables are recorded for those wells on which FCX has taken less than its ownership share of production unless the amount taken by other parties exceeds the estimate of their remaining reserves. There were no material gas imbalances at December 31, 2015.

Stock-Based Compensation. Compensation costs for share-based payments to employees are measured at fair value and charged to expense over the requisite service period for awards that are expected to vest. The fair value of stock options is determined using the Black-Scholes-Merton option valuation model. The fair value for stock-settled restricted stock units (RSUs) is based on FCX's stock price on the date of grant. Shares of common stock are issued at the vesting date for stock-settled RSUs. The fair value of the performance share units (PSUs) and the performance-based RSUs are determined using a Monte-Carlo simulation model. The fair value for liability-classified awards (i.e., cash-settled stock appreciation rights (SARs) and cash-settled RSUs) is remeasured each reporting period using the Black-Scholes-Merton option valuation model for SARs and FCX's stock price for cash-settled RSUs. FCX has elected to recognize compensation costs for stock option awards and SARs that vest over several years on a straight-line basis over the vesting period, and for RSUs on the graded-vesting method over the vesting period. Refer to Note 10 for further discussion.

Earnings Per Share.  FCX’s basic net (loss) income per share of common stock was computed by dividing net (loss) income attributable to FCX common stockholders by the weighted-average shares of common stock outstanding during the year. Diluted net income per share of common stock was computed using the most dilutive of (a) the two-class method or (b) the treasury stock method. Under the two-class method, net income is allocated to each class of common stock and participating securities as if all of the earnings for the period had been distributed. FCX's participating securities consist of vested RSUs for which the underlying common shares are not yet issued and entitle holders to non-forfeitable dividends.

A reconciliation of net (loss) income and weighted-average shares of common stock outstanding for purposes of calculating basic and diluted net (loss) income per share for the years ended December 31 follows:

	2015		2014		2013
Net (loss) income from continuing operations	$(12,180)		$(1,022)		$3,053
Net income from continuing operations attributable to noncontrolling interests	(27)		(358)		(576)
Preferred dividends attributable to redeemable noncontrolling interest	(41)		(40)		(22)
Undistributed earnings allocated to participating securities	(3)		(3)		—
Net (loss) income from continuing operations attributable to common stockholders	$(12,251)		$(1,423)		$2,455

Net income from discontinued operations	$91		$277		$388
Net income from discontinued operations attributable to noncontrolling interests	(79)		(165)		(185)
Net income from discontinued operations attributable to common stockholders	$12		$112		$203

Net (loss) income attributable to common stockholders	$(12,239)		$(1,311)		$2,658

Basic weighted-average shares of common stock outstanding (millions)	1,082		1,039		1,002
Add shares issuable upon exercise or vesting of dilutive stock options and RSUs (millions)	—	[a]	—	[a]	4	[a]
Diluted weighted-average shares of common stock outstanding (millions)	1,082		1,039		1,006

Basic net (loss) income per share attributable to common stockholders:
Continuing operations	$(11.32)		$(1.37)		$2.45
Discontinued operations	0.01		0.11		0.20
	$(11.31)		$(1.26)		$2.65

Diluted net (loss) income per share attributable to common stockholders:
Continuing operations	$(11.32)		$(1.37)		$2.44
Discontinued operations	0.01		0.11		0.20
	$(11.31)		$(1.26)		$2.64

a.
Excludes approximately 9 million shares of common stock in 2015, 10 million in 2014 and 1 million in 2013 associated with outstanding stock options with exercise prices less than the average market price of FCX's common stock and RSUs that were anti-dilutive.

Outstanding stock options with exercise prices greater than the average market price of FCX’s common stock during the year are excluded from the computation of diluted net income per share of common stock. Excluded stock options totaled 45 million shares of common stock in 2015, 31 million in 2014 and 30 million in 2013.

New Accounting Standards. In May 2014, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update (ASU) that provides a single comprehensive revenue recognition model, which will replace most existing revenue recognition guidance, and also requires expanded disclosures. The core principle of the model is that revenue is recognized when control of goods or services has been transferred to customers at an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. For public entities, this ASU is effective for annual reporting periods beginning after December 15, 2017 (following FASB’s August 2015 ASU of a one-year deferral of the effective date), and interim reporting periods within that reporting period. Early adoption is permitted for annual reporting periods beginning after December 15, 2016, and interim reporting periods within that reporting period. This ASU may be applied either retrospectively to each period presented or as a cumulative-effect adjustment as of the date of adoption. FCX is currently evaluating the impact of the new guidance on its financial reporting and disclosures, but at this time does not expect adoption of this ASU to have a material impact on its financial statements.

In April 2015, FASB issued an ASU to simplify the presentation of debt issuance costs. This ASU requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. Since the April 2015 ASU did not address the presentation or subsequent measurement of debt issuance costs related to line-of-credit arrangements, FASB issued an ASU in August 2015 that allows an entity to defer and present debt issuance costs related to these arrangements as an asset and subsequently amortize the debt issuance costs ratably over the term of the arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. For public entities, these ASUs are effective for annual periods beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted for financial statements that have not been previously issued. FCX adopted these ASUs and retrospectively adjusted its previously issued financial statements. Upon adoption, FCX adjusted its December 31, 2014, balance sheet by decreasing other assets and long-term debt by $121 million for debt issuance costs related to corresponding debt balances. FCX elected to continue presenting debt issuance costs ($22 million as of December 31, 2015) for its revolving credit facility as a deferred charge (asset) because of the volatility of its borrowings and repayments under the facility.

In July 2015, FASB issued an ASU that simplifies the subsequent measurement of inventory by requiring entities to measure inventory at the lower of cost or net realizable value, except for inventory measured using the last-in, first-out (LIFO) or the retail inventory methods. Under the new guidance, entities are only required to compare the cost of inventory to one measure - net realizable value. Net realizable value is the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. For public entities, this ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those fiscal years. Early adoption is permitted as of the beginning of an interim or annual reporting period. This ASU must be applied prospectively. FCX adopted this ASU effective July 1, 2015, and it had no impact on its results of operations.

In November 2015, FASB issued an ASU to simplify the presentation of deferred income taxes by requiring entities to classify all deferred tax assets and liabilities as noncurrent on the balance sheet, rather than separating deferred taxes into current and noncurrent amounts. For public entities, this ASU is effective for annual and interim periods beginning after December 15, 2016. Early adoption is permitted as of the beginning of an interim or annual reporting period. This ASU may be applied either prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented. FCX adopted this ASU prospectively effective October 1, 2015, and prior periods were not retrospectively adjusted.

Reclassifications. As a result of adopting new accounting guidance in 2015, debt issuance costs as of December 31, 2014, have been reclassified to conform with the current year presentation.